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                                                                   EXHIBIT 10.1

                        TRANSFER OF PARTNERSHIP INTEREST


     THIS TRANSFER OF PARTNERSHIP INTEREST (this "TRANSFER") is made as of the 29th day of December, 1998, but intended to be effective as of the 12th day of November, 1998 (the "EFFECTIVE DATE"), by and among EC HOLDINGS, INC., a Georgia corporation ("TRANSFEROR"), AMC, Inc., a Georgia corporation ("AMC"; Transferor and AMC, collectively, "SELLERS"), and FBCC Co., a Texas general partnership ("TRANSFEREE").

                              W I T N E S S E T H:

     WHEREAS, Transferor is a limited partner in Boston Properties Limited Partnership (the "PARTNERSHIP"), a Delaware limited partnership currently existing pursuant to the Second Amended and Restated Agreement of Limited Partnership of Boston Properties Limited Partnership dated June 29, 1998 (as amended, the "PARTNERSHIP AGREEMENT");

     WHEREAS, Transferor became such limited partner by virtue of the Seventh Amendment to Second Amended and Restated Agreement of Limited Partnership dated November 12, 1998, pursuant to which Transferor was admitted to the Partnership as an "Additional Limited Partner" (as defined in the Partnership Agreement) holding 501,639.46 "Series Two Preferred Units" (as defined in the Partnership Agreement) (the "PREFERRED UNITS");

     WHEREAS, Transferor wishes hereby to transfer a portion of the Preferred Units to Transferee and Transferee wishes hereby to acquire a portion of the Preferred Units; and

     WHEREAS, AMC is the parent of Transferor and joins in this Transfer for the purposes set forth below.

     NOW, THEREFORE, in consideration of the foregoing provisions and other good and valuable consideration, the receipt and sufficiency whereof is hereby acknowledged by each party hereto, the parties hereto hereby covenant and agree as follows;

     1. DEFINED TERMS. Defined terms used in this Transfer (as indicated by the capitalization of the initial letter in each word thereof) shall, if such terms are defined in the Partnership Agreement and are not otherwise defined in this Transfer, be deemed to have the same definitions as are ascribed thereto in the Partnership Agreement.

     2.   TRANSFER OF UNITS. Transferor does hereby transfer, convey and assign effective as of the Effective Date, without representation or warranty of any nature whatsoever except as expressly set forth herein, 164,419.0 Preferred Units (the "TRANSFERRED UNITS") having an aggregate face value of $8,220,950.00, together with any and all other right, title, interest and claim of Transferor in and to the Partnership as of the Effective Date incidental to the Transferred Units (but not incidental to the remaining 337,220.46 Preferred Units retained by Transferor (the "RETAINED UNITS")). This transfer of the Transferred Units by Transferor to Transferee is made expressly subject to the terms and conditions of the following (collectively, the "PARTNERSHIP DOCUMENTS"):
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     a.  The Partnership Agreement;

     b. the Registration Rights and Lock-Up Agreement among the Partnership and Transferor, et al., dated November 12, 1998 (the "REGISTRATION RIGHTS AGREEMENT");

     c. the Boston Properties Limited Partnership Certificate of Designations Establishing and Fixing the Rights, Limitations and Preferences of a Series of Preferred Units, executed by the general partner of the Partnership as of November 12, 1998, amending the Partnership Agreement; and

     d. the Contribution Agreement among the Partnership and Transferor, et al., dated November 12, 1998 (the "CONTRIBUTION AGREEMENT").

The parties acknowledge that pursuant to Section 10.4 of the Contribution Agreement, the total number of Preferred Units issued to Transferor by the Partnership may be adjusted once prorations are finalized under the Contribution Agreement. Any increase or decrease in the number of Preferred Units issued to Transferor shall operate to increase or decrease, as the case may be, only the Retained Units and not the Transferred Units; it being the intent of the parties that Transferor alone shall bear the sole risk and benefit of any adjustment in the total number of Preferred Units pursuant to said Section 10.4 of the Contribution Agreement. Further, should Transferor hereafter receive any distributions from the Partnership attributable to the Transferred Units, whether for a period before or after the date of this Agreement, Transferor shall promptly remit such amount to Transferee.

      3. ACCEPTANCE OF TRANSFER. Transferee (i) hereby accepts the transfer of the Transferred Units and assumes and agrees to be bound by all of the terms and conditions of the Partnership Documents applicable to the Transferred Units, and
(ii) hereby assumes and agrees to perform all of the obligations and liabilities imposed by the Partnership Documents upon the owner and holder of the Transferred Units.

      4. CONSIDERATION. In consideration of the above transfer of the Transferred Units, Transferee has simultaneously herewith (i) endorsed, assigned and delivered to AMC, the original Class A Elevated Antecedent Debt Notes(s) Due July 31, 2000 issued by AMC to Transferee in the aggregate principal face amount of $2,908,669.13 and (ii) transferred to AMC via bankwire funds in the amount of $4,490,185.87 (which funds AMC agrees to use promptly to redeem the remaining outstanding Class A Elevated Antecedent Debt Notes Due July 31, 2000).

      5. REPRESENTATIONS AND WARRANTIES OF SELLERS. Sellers herby represent and warrant to Transferee as follows:

         a. the execution, delivery and performance of this Transfer by Sellers are within each Seller's respective power and have been duly authorized by all necessary corporate actions of each Seller;

         b. Transferor holds clear and unencumbered title to the Transferred Units subject to the Partnership Documents and to the collateral documents securing the Notes
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referred to in Section 4 hereof, which collateral documents are to be fully released by Trustee upon receipt of the consideration specified in Section 4 hereof; and

          c. Transferor has received no distributions from the Partnership with regard to the Preferred Units (except for one distribution in the aggregate amount of $13,744.92, $4,505.11 of which is being paid by Sellers to Transferee on even date herewith).

     6. REPRESENTATIONS AND WARRANTIES OF TRANSFEREE. Transferee hereby represents and warrants to Sellers as follows:

          a. the execution, delivery and performance of this Transfer by Transferee are within Transferee's power and have been duly authorized by all partnership or corporate actions;

          b. Transferee is acquiring the Transferred Units for its own account and not with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Transferee understands that the Transferred Units (and, subject to the Registration Rights Agreement, the corporate shares of the Partnership's general partner issuable upon exchange thereof (the "Shares")) have not been and will not be registered under the Securities Act or any state securities laws, have been offered and sold pursuant to exemptions therefrom and cannot be resold without registration thereunder or exemption therefrom. Transferee represents (i) that it has sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of investment in the Transferred Units (and the Shares that may be issued in lieu of redemption thereof),
     (ii) that it has the ability to bear the economic risk of acquiring the Transferred Units, and (iii) that it has been supplied with, or had access to, information to which a reasonable investor would attach significance in making investment decisions, including, but not limited to, all information as it has requested, to answer all of its inquiries about the Partnership and its general partner, and to enable it to make its decision to acquire the Transferred Units (and the Shares that may be issued in lieu of redemption thereof). Transferor represents and warrants that it is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

     7. FURTHER ASSURANCES. Upon the reasonable request of any party hereto, any other party will execute and deliver such other documents, releases, assignments and other instruments as may be required to effectuate completely the transfer and assignment to Transferee of the Transferred Units and the redemption in full of the Notes and to otherwise carry out the purposes of this Transfer. Without limiting the foregoing, Sellers will execute any documents reasonably requested by Transferee to assist Transferee in having its title to the Transferred Units registered on the books of the Partnership and its being admitted as an Additional Limited Partner in the Partnership should Transferee at any time wish to pursue such admission.

     8. GOVERNING LAW. This Transfer shall be construed by and interpreted in accordance with the laws of the State of Delaware.


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      9.  COUNTERPARTS. This Transfer may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

     10. SUCCESSORS AND ASSIGNS. This Transfer shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Transfer as of the date first above written.

                                   TRANSFEROR

                                   EC HOLDINGS, INC., a Georgia corporation

                                   By: /s/  John M. Ryan
                                       ----------------------------------------
                                       Name: John M. Ryan
                                       Title: President


                                                  [CORPORATE SEAL]


                                   AMC

                                   AMC, INC., a Georgia corporation

                                   By: /s/  John M. Ryan
                                       ----------------------------------------
                                       Name: John M. Ryan
                                       Title: President

                                                  [CORPORATE SEAL]


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                                   TRANSFEREE

                                   FBCC CO., a Texas general partnership

                                   By: /s/  William S. Buchanan
                                       ----------------------------------------
                                       Name: William S. Buchanan
                                       Title: As Agent


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